Other Current Liabilities	3 Months Ended
Mar. 30, 2018
Vencore Holding Corp. and KGS Holding Corp.
Schedule of Payables and Accruals [Line Items]
Other Current Liabilities
Other Current Liabilities

Other current liabilities consisted of the following (in thousands):

	As of December 31,		As of March 30,
	2016	2017	2018
			(Unaudited)
Billings in excess of costs incurred	$9,389	$11,531	$11,614
Lease abandonment	4,460	1,906	1,778
Self‑insurance liability	2,988	2,398	2,366
Tax indemnification liability	—	2,100	2,117
Contract reserves	7,024	5,646	5,591
Accrued interest	1,255	3,562	3,369
Deferred rent	1,818	1,710	1,444
Management advisory fees	1,705	1,408	1,808
Interest rate swap	668	678	238
Taxes payable	800	2,745	5,446
Other	2,411	3,753	4,759
	$32,518	$37,437	$40,530

Billings in excess of costs incurred are advanced payments received by the Company for contracts that we account for on a percentage‑of‑completion basis, contracts that include customer acceptance provisions, and for indirect rate variances. Contract reserves include reserves related to specific contracts and reserves against open indirect cost audits. Self‑insurance liability includes health benefits and also prescription drug and dental benefits. The Company records an incurred but unreported claim liability for self‑funded plans based on an actuarial valuation. The tax indemnification liability has a corresponding offsetting asset recorded against it. Refer to footnote “Note 7 - Prepaid and Other Current Assets”. Since the case was partially settled in 2017 with the expected final settlement within 12 months, the remaining tax indemnification liability was reclassified from other long-term to other current liabilities as of December 31, 2017. Refer to footnote “Note 16 - Income Taxes” for further discussion on the tax indemnification liability and asset.